Exhibit 16


Lord Abbett Global Fund, Inc.
Post Effective Amendment No.11 on Form N-1A

Income Series -Class A shares

                      Fiscal Year Ending December 31, 1997

                                              1 Year     5 Year      10 Years
                                              ------     ------      --------
Initial Investment                            $ 1,000    $ 1,000    $     1,000
Dividend by Initial Offering Price            $  8.76    $  9.31    $     10.00
                                              -------    -------    -----------

Equals Shares Purchased                       114.155    107.411        100.000

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment                  7.962     56.162        148.060
                                              -------    -------    -----------

Equals Shares held at Ending Peiord Date      122.117    163.573        248.060

Multiplied by Net Asset Value at Ending
Period Date                                      8.09       8.09           8.09
                                              -------    -------    -----------
Equals Ending Value before Deduction of
CDSC at Period End Date                       $   993    $ 1,329    $     2,016
Less Deferred Sales Charge                          0          0              0
                                              -------    -------    -----------
Equals Ending Redeemable Value(ERV) at
Period End Date                               $   993    $ 1,329    $     2,016

Divide ERV by $1000                           $ 0.993    $ 1.329    $     2.016
                                              -------    -------    -----------

Subtract 1                                    ($0.007)   $ 0.329    $     1.016
                                              -------    -------    -----------

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                    -0.70%      32.90%        101.60%

Divide ERV by $1000                             0.993      1.329          2.016
                                              -------    -------    -----------

Raise to the power of                               1        0.2    0.107988166
                                              -------    -------    -----------

Equals                                          0.993      1.059          1.079
Subtract 1                                     (0.007)     0.059          0.079
                                              -------    -------    -----------

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period         -0.70%       5.85%          7.87%

Income Series - Class B shares

                     Fiscal Year Ending December 31, 1997

                                                        1 Year    Life of Series
                                                        ------    --------------
Initial Investment                                      $ 1,000     $     1,000
Dividend by Initial Offering Price                      $  8.34     $      8.24
                                                        -------     -----------

Equals Shares Purchased                                 119.904         121.359

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment                            7.506          13.174
                                                        -------     -----------

Equals Shares held at Ending Peiord Date                127.410         134.533

Multiplied by Net Asset Value at Ending
Period Date                                                8.09            8.09
                                                        -------     -----------
Equals Ending Value before Deduction of
CDSC at Period End Date                                 $ 1,035           1,093
Less Deferred Sales Charge                                    4%              4%
                                                        -------     -----------
Equals Ending Redeemable Value(ERV)at
Period End Date                                         $993.48     $  1,049.01

Divide ERV by $1000                                     $ 0.994     $     1.049
                                                        -------     -----------

Subtract 1                                              ($0.006)    $     0.049
                                                        -------     -----------

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                              -0.65%            4.90%

Divide ERV by $1000                                       0.994           1.049
                                                        -------     -----------

Raise to the power of                                         1     0.704633205
                                                        -------     -----------

Equals                                                    0.994           1.034
Subtract 1                                               (0.007)          0.034
                                                        -------     -----------

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period                   -0.65%            3.44%

Income Series - Class C shares

                      Fiscal Year Ending December 31, 1997

                                                        1 Year    Life of Series
                                                        ------    --------------
Initial Investment                                      $ 1,000     $     1,000
Dividend by Initial Offering Price                      $  8.34     $      8.12
                                                        -------     -----------

Equals Shares Purchased                                 119.904         123.153

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment                            7.503          13.727
                                                        -------     -----------

Equals Shares held at Ending Peiord Date                127.407         136.880

Multiplied by Net Asset Value at Ending
Period Date                                                8.09            8.09
                                                        -------     -----------
Equals Ending Value before Deduction of
CDSC at Period End Date                                 $ 1,035           1,112
Less Deferred Sales Charge                                    0               0
                                                        -------     -----------
Equals Ending Redeemable Value(ERV)at
Period End Date                                         $ 1,035     $     1,112

Divide ERV by $1000                                     $ 1.035     $     1.112
                                                        -------     -----------

Subtract 1                                              $ 0.035     $     0.112
                                                        -------     -----------

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                                3.49%          11.17%

Divide ERV by $1000                                       1.035           1.112
                                                        -------     -----------

Raise to the power of                                         1     0.682242991
                                                        -------     -----------

Equals                                                    1.035           1.075
Subtract 1                                                0.035           0.075
                                                        -------     -----------

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period                     3.49%           7.51%

Lord Abbett Global Fund, Inc.
Post Effective Amendment No. 11 on Form N-1A

Equity Series - Class A shares

                      Fiscal Year Ending December 31, 1997

                                              1 Year     5 Year      10 Years
                                              ------     ------      --------
Initial Investment                            $ 1,000    $ 1,000    $     1,000
Dividend by Initial Offering Price            $ 13.32    $ 11.12    $      9.84
                                              -------    -------    -----------

Equals Shares Purchased                        75.075     89.928        101.626

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment                  9.152     35.634         51.312
                                              -------    -------    -----------

Equals Shares held at Ending Peiord Date       84.227    125.562        152.938

Multiplied by Net Asset Value at Ending
Period Date                                     12.08      12.08          12.08
                                              -------    -------    -----------
Equals Ending Value before Deduction of
CDSC at Period End Date                       $ 1,017    $ 1,517    $     1,847
Less Deferred Sales Charge                          0          0              0
                                              -------    -------    -----------
Equals Ending Redeemable Value(ERV)at
Period End Date                               $ 1,017    $ 1,517    $     1,847

Divide ERV by $1000                           $ 1.017    $ 1.517    $     1.847
                                              -------    -------    -----------

Subtract 1                                    $ 0.017    $ 0.517    $     0.847
                                              -------    -------    -----------

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                      1.70%     51.70%         84.70%

Divide ERV by $1000                             1.017      1.517          1.847
                                                         -------

Raise to the power of                               1        0.2    0.107988166
                                              -------    -------    -----------

Equals                                          1.017      1.087          1.069
Subtract 1                                      0.017      0.087          0.069
                                              -------    -------    -----------

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period           1.70%      8.69%          6.86%

Equity Series - Class B shares

                      Fiscal Year Ending December 31, 1997

                                                        1 Year    Life of Series
                                                        ------    --------------
Initial Investment                                      $ 1,000     $     1,000
Dividend by Initial Offering Price                      $ 12.53     $     12.31
                                                        -------     -----------

Equals Shares Purchased                                  79.808          81.235

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment                            9.297          11.926
                                                        -------     -----------

Equals Shares held at Ending Peiord Date                 89.105          93.161

Multiplied by Net Asset Value at Ending
Period Date                                               12.03           12.03
                                                        -------     -----------
Equals Ending Value before Deduction of
CDSC at Period End Date                                 $ 1,072           1,121
Less Deferred Sales Charge                                    4%              4%
                                                        -------     -----------
Equals Ending Redeemable Value(ERV)at
Period End Date                                         $1,029.06   $  1,075.90

Divide ERV by $1000                                     $ 1.029     $     1.076
                                                        -------     -----------

Subtract 1                                              $ 0.029     $     0.076
                                                        -------     -----------

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                                2.91%           7.60%

Divide ERV by $1000                                       1.029           1.076
                                                        -------     -----------

Raise to the power of                                         1     0.704633205
                                                        -------     -----------

Equals                                                    1.029           1.053
Subtract 1                                                0.029           0.053
                                                        -------     -----------

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period                     2.91%           5.30%

Equity Series - Class C shares

                      Fiscal Year Ending December 31, 1997

                                                        1 Year    Life of Series
                                                        ------    --------------
Initial Investment                                      $ 1,000     $     1,000
Dividend by Initial Offering Price                      $ 12.54     $     12.31
                                                        -------     -----------

Equals Shares Purchased                                  79.745          81.235

Plus Shares Acquired through Dividend
and Capital Gains Reinvestment                            9.339          11.976
                                                        -------     -----------

Equals Shares held at Ending Peiord Date                 89.084          93.211

Multiplied by Net Asset Value at Ending
Period Date                                               12.05           12.05
                                                        -------     -----------
Equals Ending Value before Deduction of
CDSC at Period End Date                                 $ 1,073           1,123
Less Deferred Sales Charge                                    0               0
                                                        -------     -----------
Equals Ending Redeemable Value(ERV)at
Period End Date                                         $ 1,073     $     1,123

Divide ERV by $1000                                     $ 1.073     $     1.123
                                                        -------     -----------

Subtract 1                                              $ 0.073     $     0.123
                                                        -------     -----------

Expressed as a Percentage-Equals the Aggregate
Total Return for the Period                                7.35%          12.32%

Divide ERV by $1000                                       1.073           1.123
                                                        -------     -----------

Raise to the power of                                         1     0.704633205
                                                        -------     -----------

Equals                                                    1.073           1.085
Subtract 1                                                0.073           0.085
                                                        -------     -----------

Expressed as a Percentage-Equals the Average
Annualized Total Return for the Period                     7.35%           8.55%

Calculation of yield appearing in the Statement of Additional Information for the Income Series - Class A shares of Lord Abbett Global Fund, Inc. Post-Effective amendment No. 11 on Form N-1A.

YIELD FORMULA

                                  For the 30 Days
                             Ended December 30, 1997

                          YIELD = 2[(a-b+1))^6-1] = 4.13
                                       cd

Where:      a  =  Series dividends and interest earned during the period in the amount of $669,652

            b  =  Series expenses accrued for the period (net of reimbursements)
                  in the amount of $155,363

            c  =  the average daily number of Series shares outstanding during the period that were entitled to receive dividends were 17,744,923

            d  =  the maximum offering price per Series share on the last day of the period was $8.49

Calculation of yield appearing in the Statement of Additional Information for the Income Series - Class B shares of Lord Abbett Global Fund, Inc. Post-Effective amendment No.11 on Form N-1A.

                                  YIELD FORMULA

                                  For the 30 Days
                             Ended December 30, 1997

                          YIELD = 2[(a-b+1))^6-1] = 3.62
                                       cd

Where:      a  =  Fund dividends and interest earned during the period in the amount of $6,243

            b  =  Fund expenses accrued for the period (net of reimbursements)
                  in the amount of $2231

            c  =  the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 165,442

            d  =  the maximum offering price per Fund share on the last day of the period was $8.09

Calculation of yield appearing in the Statement of Additional Information for the Income Series - Class C shares of Lord Abbett Global Fund, Inc. Post-Effective amendment No.11 on Form N-1A.

                                  YIELD FORMULA

                                  For the 30 Days
                             Ended December 30, 1997

                          YIELD = 2[(a-b+1))^6-1] = 3.62
                                       cd

Where:      a  =  Fund dividends and interest earned during the period in the amount of $24,192

            b  =  Fund expenses accrued for the period (net of reimbursements)
                  in the amount of $8,682

            c  =  the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were 641,058

            d  =  the maximum offering price per Fund share on the last day of the period was $8.09